UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of Principal Executive Offices)	(Zip Code)

(212) 878-1800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The items referred to under Item 2.03 below are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

On February 14, 2017, Minerals Technologies Inc., a Delaware corporation (the “Company”), entered into a Second Amendment (the “Amendment”) to amend the credit agreement dated as of May 9, 2014, as amended by the Refinancing Facility Agreement dated as of June 23, 2015 (the “Credit Agreement”), among the Company, the borrowing subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents party thereto (the Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”).  The Credit Agreement provided for, among other things, a $1,078,000,000 senior secured floating rate term loan facility (the “Term B-1 Facility”), a $300,000,000 senior secured fixed rate term loan facility and a $200,000,000 senior secured revolving credit facility.

The Amendment provides for, among other things, loans under a new floating rate term loan facility in an aggregate principal amount of $788,000,000 (the “Refinancing Term B-1 Facility”).  The Refinancing Term B-1 Facility replaces the existing Term B-1 Facility.  The maturity date for loans under the Refinancing Term B-1 Facility is February 14, 2024.

Loans under the Refinancing Term B-1 Facility bear interest at a rate equal to, at the election of the Company, Adjusted LIBOR (subject to a floor of 0.75%) plus an applicable margin equal to 2.25% per annum or a base rate plus an applicable margin equal to 1.25% per annum.  The Company will pay certain fees under the Amended Credit Agreement, including customary annual administration fees.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1
Second Amendment dated as of February 14, 2017, among Minerals Technologies Inc., certain subsidiaries party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.

Date: February 14, 2017	By:	/s/ Thomas J. Meek
Name: Thomas J. Meek
Title: Senior Vice President, General Counsel, Human
Resources, Secretary and Chief Compliance Officer

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment dated as of February 14, 2017, among Minerals Technologies Inc., certain subsidiaries party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.*

* Filed herewith